AMENDMENT NUMBER TWO

TO FUND ACCOUNTING AGREEMENT

Effective:  April 30, 2014

The Fund Accounting Agreement dated January 1, 2013 by and amongst HARTFORD FUNDS MANAGEMENT COMPANY, LLC and each of THE HARTFORD MUTUAL FUNDS, INC., THE HARTFORD MUTUAL FUNDS II, INC., HARTFORD SERIES FUND, INC., HARTFORD HLS SERIES FUND II, INC. and THE HARTFORD ALTERNATIVE STRATEGIES FUND is hereby amended to add Hartford Multi-Asset Income Fund as new series and to amend and restate Schedule A and Schedule C as attached hereto.

The Hartford Mutual Funds, Inc.

By:

The Hartford Mutual Funds II, Inc.

By:

Hartford Series Fund, Inc.

By:

Hartford HLS Series Fund II, Inc.

By:

The Hartford Alternative Strategies Fund

By:

Hartford Funds Management Company, LLC

By:

SCHEDULE A

To the Fund Accounting Agreement

The Hartford Balanced Fund

The Hartford Balanced Allocation Fund

The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Disciplined Equity Fund

The Hartford Dividend and Growth Fund

Hartford Duration-Hedged Strategic Income Fund

The Hartford Emerging Markets Local Debt Fund

The Hartford Emerging Markets Research Fund

The Hartford Equity Income Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford Fundamental Growth Fund

The Hartford Global All-Asset Fund

The Hartford Global Alpha Fund

Hartford Global Capital Appreciation Fund (formerly known as Capital Appreciation II Fund)

The Hartford Global Real Asset Fund

The Hartford Global Research Fund

The Hartford Growth Allocation Fund

The Hartford Healthcare Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford International Capital Appreciation Fund (formerly known as The Hartford Diversified International Fund)

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Multi-Asset Income Fund

The Hartford Municipal Opportunities Fund

The Hartford Quality Bond Fund

Hartford Real Total Return Fund

The Hartford Short Duration Fund

The Hartford Small Company Fund

The Hartford Small/Mid Cap Equity Fund

The Hartford Strategic Income Fund

The Hartford Target Retirement 2010 Fund

The Hartford Target Retirement 2015 Fund

The Hartford Target Retirement 2020 Fund

The Hartford Target Retirement 2025 Fund

The Hartford Target Retirement 2030 Fund

The Hartford Target Retirement 2035 Fund

The Hartford Target Retirement 2040 Fund

The Hartford Target Retirement 2045 Fund

The Hartford Target Retirement 2050 Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.

The Hartford Growth Opportunities Fund

The Hartford Municipal Real Return Fund

The Hartford SmallCap Growth Fund

The Hartford Value Opportunities Fund

HARTFORD SERIES FUND, INC.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Global Research HLS Fund

Hartford Growth HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Portfolio Diversifier HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford Value HLS Fund

American Funds Asset Allocation HLS Fund

American Funds Blue Chip Income and Growth HLS Fund

American Funds Bond HLS Fund

American Funds Global Bond HLS Fund

American Funds Global Growth HLS Fund

American Funds Global Growth and Income HLS Fund

American Funds Global Small Capitalization HLS Fund

American Funds Growth HLS Fund

American Funds Growth-Income HLS Fund

American Funds International HLS Fund

American Funds New World HLS Fund

HARTFORD HLS SERIES FUND II, INC.

Hartford Growth Opportunities HLS Fund

Hartford SmallCap Growth HLS Fund

Hartford Small/Mid Cap Equity HLS Fund

Hartford U.S. Government Securities HLS Fund

SCHEDULE B

To the Fund Accounting Agreement

MUTUAL FUND ACCOUNTING FEES

Annual fee calculated at the following annual rates based on the average daily Fund net assets:

The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund and Hartford Real Total Return Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.025%
On Next $5 billion	0.020%
Over $10 billion	0.015%

The Hartford Alternative Strategies Fund, The Hartford Balanced Income Fund, Hartford International Capital Appreciation Fund (formerly known as The Hartford Diversified International Fund), The Hartford Emerging Markets Local Debt Fund, The Hartford Emerging Markets Research Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford International Growth Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, The Hartford Unconstrained Bond Fund, The Hartford World Bond Fund, Hartford High Yield HLS Fund, and Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.020%
On Next $5 billion	0.018%
Over $10 billion	0.016%

The Hartford Balanced Fund, The Hartford Capital Appreciation Fund, The Hartford Global Research Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford International Value Fund, The Hartford Municipal Opportunities Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Research HLS Fund, and Hartford Portfolio Diversifier HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.018%
On Next $5 billion	0.016%
Over $10 billion	0.014%

The Hartford Disciplined Equity Fund, The Hartford Municipal Real Return Fund, The Hartford SmallCap Growth Fund, Hartford Balanced HLS Fund, and Hartford International Opportunities HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.016%
On Next $5 billion	0.014%
Over $10 billion	0.012%

Hartford Global Capital Appreciation Fund (formerly known as The Hartford Capital Appreciation II Fund), The Hartford Dividend and Growth Fund, Hartford Duration-Hedged Strategic Income Fund, The Hartford Healthcare Fund, The Hartford Inflation Plus Fund, The Hartford MidCap Value Fund, The Hartford Quality Bond Fund, The Hartford Small Company Fund, The Hartford Small/Mid Cap Equity Fund, The Hartford Value Opportunities Fund, Hartford Global Growth HLS Fund, and Hartford Small/Mid Cap Equity HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.014%
On Next $5 billion	0.012%
Over $10 billion	0.010%

The Hartford Balanced Allocation Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Equity Income Fund, The Hartford Growth Fund, The Hartford Growth Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford MidCap Fund, The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2015 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2025 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Target Retirement 2035 Fund, The Hartford Target Retirement 2040 Fund, The Hartford Target Retirement 2045 Fund, The Hartford Target Retirement 2050 Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, and Hartford U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.012%
Over $5 billion	0.010%

Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Healthcare HLS Fund, Hartford Index HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund, American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund, and American Funds New World HLS Fund

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Hartford Multi-Asset Income Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.020%
Next $5 billion	0.015%
Over $10 billion	0.010%